Exhibit 10.3

FIRST AMENDMENT TO BRIDGE CREDIT AGREEMENT AND OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

This First Amendment to Bridge Credit Agreement and Omnibus Amendment to Loan Documents is made as of this 13th day of June, 2013, by and among WILL PARTNERS REIT MEMBER, LLC, THE GC NET LEASE (BEAVER CREEK) MEMBER, LLC, THE GC NET LEASE (GV QUEBEC COURT) MEMBER, LLC, THE GC NET LEASE (RENTON) MEMBER, LLC, THE GC NET LEASE (HOUSTON ENCLAVE) MEMBER, LLC, THE GC NET LEASE (CHARLOTTE) MEMBER, LLC and THE GC NET LEASE (PHOENIX CHANDLER) MEMBER, LLC, each a Delaware limited liability company having an address at 2121 Rosecrans, Ste. 3321, El Segundo, California 90245 (“Borrower”), and KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”) on behalf of the various Lenders party to the Bridge Credit Agreement (as defined below) from time to time.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Bridge Credit Agreement dated as of December 11, 2012 (the “Bridge Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Bridge Credit Agreement) entered into by and among the Borrower, KeyBank National Association, as Agent, and the Lenders; and

WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Bridge Credit Agreement and the other Loan Documents as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:

1. The definition of “Commitment” set forth in the Bridge Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 or pursuant to the terms of Section 2.01. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments is $35,000,000.00.”

2. The definition of “Lead Borrower” set forth in the Bridge Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Lead Borrower” means Will Partners REIT Member, LLC, a Delaware limited liability company.”

3. Section 2.08(b) of the Bridge Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(b)	So long as the Borrower is not then in Default, the Borrower may, prior to November 18, 2013, request that the Commitments be increased, so long as (a) each increase is in a minimum amount of $5,000,000 (or such smaller amounts as the Administrative Agent may approve), (b) the lenders under the Senior Revolving Agreement have, as necessary, approved of such increase, and (c) the aggregate Commitments do not exceed $50,000,000.00 (the “Maximum Commitment”). No Lender shall have any obligation to increase its Commitment, with any such increase by a Lender being in such Lender’s sole and absolute discretion. If the Borrower requests that the total Commitments be increased, the Administrative Agent shall use its best efforts to obtain increased or additional commitments up to the Maximum Commitment, and to do so the Administrative Agent may obtain additional lenders of its choice (and approved by Borrower, such approval not to be unreasonably withheld or delayed) without the necessity of approval from any of the Lenders, and any such increase in the total Commitments shall be at Agent’s sole and absolute discretion. The Borrower and each other Credit Party shall execute an amendment to this Agreement, additional Notes and other documents as the Administrative Agent may reasonably require to evidence the increase of the Commitments, the addition of new projects as Mortgaged Properties, if applicable, and the admission of additional Persons as Lenders, if necessary.

4. Section 2.09(a) of the Bridge Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(a)

The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan upon the earliest to occur of (i) the date which is ninety (90) days following the advance of such Revolving Loan, (ii) the date on which the loan made pursuant to the Senior Revolving Agreement is paid in full, or (iii) the Maturity Date. At the request of each Lender, the Loans made by such Lender shall be evidenced by a Note payable to such Lender in the amount of such Lender’s Commitment. Prepayments shall be applied to the outstanding Revolving Loans in the order in which such Revolving Loans were made, beginning with the oldest Revolving Loan first (and shall then be applied to each such Revolving Loan in accordance with Section 2.10(f) hereof).”

5. Schedule 2.01 of the Bridge Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 2.01 attached hereto and made a part hereof.

6. Schedule 3.15 of the Bridge Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 3.15 attached hereto and made a part hereof.

7. Effective as of the date hereof, the aggregate amount of the Commitments is hereby increased to Thirty-Five Million and No/100 Dollars ($35,000,000.00). Any and all references in the Loan Documents to “Fifteen Million Dollars” or “$15,000,000.00” are hereby revised to refer to “Thirty-Five Million Dollars” and “$35,000,000.00” respectively.

8. Effective as of the date hereof the Maximum Commitment is hereby increased to Fifty Million Dollars ($50,000,000.00). Any and all references in the Loan Documents to a loan of up to “Twenty-Five Million Dollars” or “$25,000,000.00” are hereby revised to refer to “Fifty Million Dollars” and “$50,000,000.00” respectively

9. Effective as of the date hereof, any and all references in the Loan Documents to: (a) “The GC Net Lease REIT Property Management, LLC” are hereby revised to “Griffin Capital Essential Asset Property Management, LLC”; (b) “The GC Net Lease REIT Advisor, LLC” are hereby revised to “Griffin Capital Essential Asset Advisor, LLC”; (c) “The GC Net Lease REIT Operating Partnership, L.P.” are hereby revised to “Griffin Capital Essential Asset Operating Partnership, L.P.”, and (d) “Griffin Capital Net Lease REIT, Inc.” are hereby revised to “Griffin Capital Essential Asset REIT, Inc.”

10. The Borrower agrees to pay to Fifth Third Bank a commitment fee on Fifth Third’s portion of the increase in the Loans being made in connection with this amendment in the amount of $12,500.00, which shall be paid at closing.

11. The Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Borrower and each other Credit Party contained in the Bridge Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) have been modified to reflect events occurring after the date of the Loan Agreement, as same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

12. Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)	This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)	No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment

13. Except as expressly amended hereby, the remaining terms and conditions of the Bridge Credit Agreement shall continue in full force and effect. All future references to the “Bridge Credit Agreement” shall be deemed to be references to the Bridge Credit Agreement as amended by this Amendment. It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

14. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

15. For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Facsimile signatures shall have the same legal effect as originals.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

WILL PARTNERS REIT MEMBER, LLC, a

Delaware limited liability company

By:   GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership

By:   GRIFFIN CAPITAL ESSENTIAL
ASSET REIT, INC., a Maryland
corporation, its General Partner

By:	/s/ Joseph E. Miller
Name: Joseph E. Miller Title: Chief Financial Officer

THE GC NET LEASE (BEAVER CREEK)
MEMBER, LLC, a Delaware limited liability
company

By:   GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership

By:   GRIFFIN CAPITAL ESSENTIAL
ASSET REIT, INC., a Maryland
corporation, its General Partner

By:	/s/ Joseph E. Miller
Name: Joseph E. Miller Title: Chief Financial Officer

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Bridge Credit Agreement]

THE GC NET LEASE (GV QUEBEC COURT)
MEMBER, LLC, a Delaware limited liability
company

By:   GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership

By:   GRIFFIN CAPITAL ESSENTIAL
ASSET REIT, INC., a Maryland
corporation, its General Partner

By:	/s/ Joseph E. Miller
Name: Joseph E. Miller Title: Chief Financial Officer

THE GC NET LEASE (RENTON) MEMBER,
LLC, a Delaware limited liability company

By:   GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership

By:   GRIFFIN CAPITAL ESSENTIAL
ASSET REIT, INC., a Maryland
corporation, its General Partner

By:	/s/ Joseph E. Miller
Name: Joseph E. Miller Title: Chief Financial Officer

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Bridge Credit Agreement]

THE GC NET LEASE (CHARLOTTE) MEMBER, LLC, a Delaware limited liability company

By:   GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership

By:   GRIFFIN CAPITAL ESSENTIAL
ASSET REIT, INC., a Maryland
corporation, its General Partner

By:	/s/ Joseph E. Miller
Name: Joseph E. Miller Title: Chief Financial Officer

THE GC NET LEASE (HOUSTON ENCLAVE)
MEMBER, LLC, a Delaware limited liability
company

By:   GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership

By:   GRIFFIN CAPITAL ESSENTIAL
ASSET REIT, INC., a Maryland
corporation, its General Partner

By:	/s/ Joseph E. Miller
Name: Joseph E. Miller Title: Chief Financial Officer

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Bridge Credit Agreement]

THE GC NET LEASE (PHOENIX CHANDLER)
MEMBER, LLC, a Delaware limited liability
company

By:   GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership

By:   GRIFFIN CAPITAL ESSENTIAL
ASSET REIT, INC., a Maryland
corporation, its General Partner

By:	/s/ Joseph E. Miller
Name: Joseph E. Miller Title: Chief Financial Officer

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Bridge Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Christopher T. Neil
Name: Christopher T. Neil Title: Senior Relationship Manager

FIFTH THIRD BANK, as a Lender

By:	/s/ Matthew Rodgers
Name: Matthew Rodgers Title: Vice President

[Signature Page to First Amendment to Bridge Credit Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and consent to the foregoing First Amendment to Bridge Credit Agreement and acknowledge and agree that they remain obligated for the various obligations and liabilities, as applicable, set forth in those certain Guaranty Agreements (collectively, the “Guaranty”) dated December 11, 2012, executed by each of the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation

By:	/s/ Kevin A. Shields
Name: Kevin A. Shields Title: Authorized Officer

GRIFFIN CAPITAL CORPORATION, a California corporation,

By:	/s/ Kevin A. Shields
Name: Kevin A. Shields Title: President

KEVIN A. SHIELDS FAMILY TRUST

By:	/s/ Kevin A. Shields
Name: Kevin A. Shields Title: Trustee

/s/ Kevin A. Shields
KEVIN A. SHIELDS, an individual

[Signature Page to First Amendment to Bridge Credit Agreement]

SCHEDULE 2.01

Name	Commitments	Applicable Percentage
KEYBANK, NATIONAL ASSOCIATION	$20,000,000	57.14%
FIFTH THIRD BANK	$15,000,000	42.86%
TOTAL	$35,000,000	100%

Schedule 2.01